Investor Class SFGIX Institutional Class SIGIX

Seafarer Overseas Growth and Income Fund

SUMMARY PROSPECTUS  August 31, 2016

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.seafarerfunds.com/prospectus. You can also get this information at no cost by calling (855) 732-9220. The Fund’s Prospectus and Statement of Additional Information, both dated August 31, 2016, along with the Fund’s most recent annual report dated April 30, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks to provide long-term capital appreciation along with some current income. The Fund seeks to mitigate adverse volatility in returns as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Investor Class	Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Total Other Expenses	0.33%	0.23%
Other Fund Expenses	0.18%	0.18%
Shareholder Service Plan Fees	0.15%	0.05%
Total Annual Fund Operating Expenses (1)	1.08%	0.98%
Fee Waiver and Expense Reimbursement	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.08%	0.98%

1)	Total Annual Fund Operating Expenses have been restated to reflect current fees.
2)	Seafarer Capital Partners, LLC (“Seafarer” or the “Adviser”) has agreed contractually to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver / Expense Reimbursements (excluding brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.15% and 1.05% of the Fund’s average daily net assets for the Investor and Institutional share classes respectively. This agreement (the “Expense Agreement”) is in effect through August 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the expense cap in effect at the time of waiver or reimbursement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year(s) in which the fees and expenses were deferred. This agreement may not be terminated or modified prior to August 31, 2017 except with the approval of the Fund’s Board of Trustees.

Seafarer Overseas Growth and Income Fund

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example assumes you purchase your shares on August 31, 2016, and reflects the net operating expenses with expense waivers through the current term of the Expense Agreement, which ends on August 31, 2017. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$115	$359	$622	$1,373
Institutional Class	$105	$328	$568	$1,258

The Example does not include any sales charges that you may pay to a broker-dealer or other financial intermediary. If these sales charges were included, your costs would be higher.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the fiscal year ended April 30, 2016, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets in dividend-paying common stocks, preferred stocks, convertible securities, and debt obligations of foreign companies (which the Fund regards as companies located outside the United States), foreign governments and their agencies, where “total assets” means net assets, plus the amount of any borrowings for investment purposes.

The Fund seeks to offer investors a relatively stable means of participating in a portion of developing countries’ growth prospects, while providing some downside protection, in comparison to a portfolio that invests only in the common stocks of developing countries. The strategy of owning convertible bonds and dividend-paying equities is intended to help the Fund meet its investment objective while reducing the volatility of the portfolio’s returns.

The Fund can invest without constraint in the securities of companies located in developing countries. The Fund’s investment adviser, Seafarer Capital Partners, LLC (“Seafarer” or the “Adviser”), considers that most nations in Africa, East and South Asia, Emerging Europe, Central and South America (“Latin America”), and the Middle East are developing countries. Currently, these nations include, but are not limited to:

Africa: Botswana, Ghana, Kenya, Mauritius, Morocco, Nigeria, Tunisia, South Africa, and Zimbabwe

East and South Asia:  Bangladesh, China, India, Indonesia, Malaysia, Pakistan, Philippines, South Korea, Sri Lanka, Taiwan, Thailand, and Vietnam

Emerging Europe: Bosnia and Herzegovina, Bulgaria, Croatia, Czech Republic, Estonia, Greece, Hungary, Lithuania, Kazakhstan, Poland, Romania, Russia, Serbia, Slovenia, Turkey, and Ukraine

Latin America:  Argentina, Brazil, Chile, Colombia, Jamaica, Mexico, Peru, and Trinidad and Tobago

Middle East: Bahrain, Egypt, Jordan, Kuwait, Lebanon, Oman, Palestine, Qatar, and United Arab Emirates

Seafarer identifies developing countries based on its own analysis and measure of industrialization, economic growth, per capita income, and other factors; it may also consider classifications produced by the World Bank, the International Finance Corporation, the United Nations, and private financial services firms such as FTSE and MSCI.

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Seafarer Overseas Growth and Income Fund

The Fund may also invest in the securities of companies located in selected foreign developed nations, which in the Adviser’s opinion have significant economic and financial linkages to developing countries. Currently, and solely with respect to the geographical scope of the Fund, these nations include Australia, Hong Kong, Ireland, Israel, Japan, New Zealand, Singapore, and the United Kingdom.

The Adviser determines a company’s location based on a number of factors. A company is generally regarded by the Adviser as being located in a particular country if the company: (i) is organized under the laws of, maintains its principal place of business in, or has, as its principal trading market for the company’s securities, the particular country; (ii) derives 50% or more of its total revenue or profit from either goods or services produced or sales made in the particular country; or (iii) has more than 50% of its assets in the particular country.

Exposure to foreign companies through the Fund’s investments in depositary receipts will be included in the Fund’s percentage of total assets invested in foreign securities.

The Fund may typically invest in convertible securities and debt obligations of any quality or duration. Such debt obligations may include, but are not limited to, investments in below investment grade debt, also known as “junk bonds.”  The Fund may allocate among equity and debt investments  without limitation.

The Fund may generally invest in companies of any size or capitalization, including smaller companies. The Fund generally invests in companies with market capitalizations of $250 million or more at the time of purchase.  The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets.

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances that could prevent the Fund from achieving its investment objective. These include additional risks that are not described here, but which are described in the Statement of Additional Information.  It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Cash Sweep Program Risk

The Fund may invest in cash sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in onshore or offshore interest-bearing savings accounts or demand deposit accounts at various banks.  The vehicles through which the Fund’s cash sweep program is administered may include bank deposits that are not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), in which case, a Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act. All sweep vehicles, whether or not registered under the 1940 Act, carry certain risks, which may include absence of FDIC protection, bank failure risk, or, in the case of offshore vehicles, risk of sovereign actions which may result in the seizure or diminution of Fund assets.

Common and Preferred Stock Risks

The prices of common and preferred stocks fluctuate based on changes in a company’s financial condition and overall market and economic conditions.  The Fund may invest in preferred stocks. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Convertible Securities Risk

The Fund may invest in convertible preferred stocks, and convertible bonds and debentures. Many convertible securities issued by companies based in developing countries are not rated by rating agencies, or, if they are rated, they may be rated below investment grade (“junk bonds”), which may have a greater risk of default. Investing in a convertible security denominated in a currency different from that of the security into which it is convertible may expose the Fund to currency risk as well as risks associated with the level and volatility of the foreign exchange rate between the security’s currency and the underlying stock’s currency.

Summary Prospectus – April 15, 2016	3

Seafarer Overseas Growth and Income Fund

Currency Risk

Changes in foreign currency exchange rates will affect the value of the Fund’s holdings and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Some currencies in developing countries may not be internationally traded, or the currencies may be subject to a variety of controls imposed by local governments.  Such restrictions and controls might result in undervalued or overvalued currencies; pronounced volatility in exchange rates; limited trading liquidity; or partial or total restrictions on exchange and repatriation.  Any of the aforementioned currency risks may induce material volatility to the Fund’s net asset value, or compromise its liquidity in a material manner.

Developing Country Risk

The term “developing country” generally denotes countries and economies that are in the initial stages of industrialization, or where such industrialization is not yet complete. Such countries generally have low per capita income. In addition to the risks of foreign securities in general, developing countries are generally more volatile and have relatively unstable governments; social and legal systems that do not protect shareholders; economies based on only a few industries; unstable and possibly elevated levels of inflation; potential for government seizure of assets or nationalization of companies; and securities markets that are substantially smaller, less liquid and more volatile, with less government oversight, than those in more developed countries.  Developing countries may be especially prone to currency-related risks.

Equity Securities Risk

The risks that could affect the value of the Fund’s shares and the total return on your investment include the possibility that the equity securities held by the Fund will experience sudden, unpredictable drops in value or long periods of decline in value. Equity securities generally have greater price volatility than fixed income securities.

Fixed Income Securities Risk

A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. Duration measures the weighted average term to maturity of a bond’s expected cash flows.  Duration also represents the approximate percentage change that the price of a bond would experience for a 1% change in yield.

An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced.

Foreign Securities Risk

The value of the Fund’s assets may be adversely affected by political, economic, social and religious instability; inadequate investor protection; changes in laws or regulations of countries in which the Fund invests, as well as broader regions; international relations with other nations; natural disasters; corruption; and military activity.

Foreign companies not publicly traded in the United States (U.S.) are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.  Some foreign companies may be located in countries with less developed legal and regulatory structures governing private or foreign investment or allowing for judicial redress for injury to private property.  Foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

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Seafarer Overseas Growth and Income Fund

High Yield or Junk Bond Risk

The Fund may invest in high yield securities. Securities rated below investment grade are commonly referred to as “junk bonds.” The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Issuer Focus Risk

The securities of certain issuers may from time to time constitute more than five percent (5%) of the Fund’s net assets.  As a result, events affecting those issuers may have a greater impact on the Fund than on another fund that does not hold securities of such issuers to the same extent.

Liquidity Risk

Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

Managed Portfolio Risk

The portfolio manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Market Risk

The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock market or of the value of the individual securities held by the Fund, and you could lose money. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Sector Emphasis Risk

Sector emphasis risk is the risk that the securities of companies in the same or related businesses, if comprising a significant portion of the Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

Small- and Mid-Sized Companies Risk

The Fund’s investments in securities issued by small- and mid-sized companies, which can include companies offering emerging products or services, may involve greater risks than are customarily associated with larger, more established companies. Securities issued by small- and mid-sized companies tend to be more volatile and somewhat more speculative than securities issued by larger or more established companies and may underperform as compared to the securities of larger companies.

Trading Markets and Depositary Receipts Risk

Securities issued by companies based in developing countries may trade in the form of depositary receipts, including American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. Although depositary receipts have risks similar to the securities that they represent, they may also involve higher expenses and may trade at a discount (or premium) to the underlying security.  Depository receipts may not enjoy the same degree of liquidity as the underlying securities that they represent.  In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange.

Summary Prospectus – April 15, 2016	5

Seafarer Overseas Growth and Income Fund

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.  The bar chart depicts the change in performance from year to year during the periods indicated.  The bar chart figures do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at seafarerfunds.com or by calling 1-855-732-9220.

Annual Total Returns

Institutional Class (SIGIX) for years ended December 31

Best Quarter – Q1 2015	8.58%
Worst Quarter – Q3 2015	-14.55%

The Fund’s Institutional Class year-to-date return as of June 30, 2016 was 11.75%.

Average Annual Total Returns

For periods ended December 31, 2015

Fund Name	Return Type	1 Year	Since Inception (2/15/2012)
Seafarer Overseas Growth and Income Fund – Institutional	Before Taxes	-4.18%	3.69%
	After Taxes on Distributions(1)	-4.51%	2.80%
	After Taxes on Distributions and Sale of Fund Shares(1)	-2.14%	2.62%
Seafarer Overseas Growth and Income Fund – Investor(2)	Before Taxes	-4.32%	3.54%
MSCI Emerging Markets Total Return Index	No fees, expenses or taxes applied	-14.60%	-4.39%

(1)	After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table. The after-tax return information shown does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
(2)	After-tax returns are only shown for the Institutional Class shares of the Fund. After-tax returns for Investor Class shares will vary from those shown for Institutional Class shares due to varying expenses among the classes. The returns do not include any applicable sales charges that an investor may pay to a broker-dealer or other financial intermediary when they buy or sell shares of the Fund.

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Seafarer Overseas Growth and Income Fund

Investment Adviser

Seafarer Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Managers

Andrew Foster is the Portfolio Manager of the Fund, and has primary responsibility for the day-to-day management of the Fund’s portfolio. Mr. Foster has held his role since the inception of the Fund in February 2012.  Paul Espinosa and Kate Jaquet are Co-Portfolio Managers of the Fund since June 2016.

Purchase and Sale of Fund Shares

The Fund offers two classes of shares, an Investor Class and an Institutional Class, each of which is offered by this Prospectus. The minimum initial investment for the Investor Class is $2,500 for all accounts, except that the minimum initial investment is $1,000 for retirement and education savings accounts and $1,500 for automatic investment plan accounts. The minimum initial investment for the Institutional Class is $25,000 for all accounts. Investors generally may meet the minimum initial investment for the Institutional Class by aggregating multiple accounts within the Fund. If a shareholder invests in the Fund through a financial adviser or intermediary, the minimum initial investment for the Institutional Class may be met if that financial adviser or intermediary aggregates investments of multiple clients to meet the minimum. The minimum investment for subsequent purchases is $100 for both share classes.

Effective immediately after market closing on September 30, 2016, the Fund will close to most new investors.  The Fund will be available for purchase only by the following investors:

•	Existing shareholders of the Fund;

•	Financial advisors, consultants and discretionary programs with existing clients in the Fund (i.e., they can continue to add new clients in the Fund);

•	Retirement plans or platforms with participants who currently invest in the Fund;

•	Model-based programs with existing accounts in the Fund; and

•	Employees of Seafarer and their families.

Please note that some intermediaries may not be able to accommodate the conditions set out above.

If a shareholder closes an account in the Fund due to redemption or exchange, the shareholder will no longer be able to make additional investments in the Fund.

The Fund reserves the right to make exceptions to any action taken to close the Fund, or limit inflows into the Fund, and delegates such authority to Seafarer.

Purchases and redemptions may be made on any day the New York Stock Exchange is open for trading. You may purchase and sell shares directly with the Fund through the Fund’s website at seafarerfunds.com, by telephone at 1-855-732-9220, by regular mail at P.O. Box 44474, Denver, Colorado 80201, or through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for further information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income, capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax at tax rates applicable to ordinary income upon withdrawal of monies from those arrangements.

Summary Prospectus – April 15, 2016	7

Seafarer Overseas Growth and Income Fund

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

  P.O. Box 44474
               Denver, Colorado 80201
(855) 732-9220
      seafarerfunds.com

Seafarer Funds distributed by ALPS Distributors, Inc.

(Investment Company Act file no. 811-8194)